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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 23, 1998
                        (Date of earliest event reported)

                             AVANIR PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                 33-0314804
   (Commission File Number)               (IRS Employer Identification No.)

         9393 Towne Centre, Suite 200, San Diego, California 92121-3016
         (Address of principal executive offices)           (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)



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Item 5.  OTHER EVENTS

        The registrant incorporates by reference herein the press release dated December 23, 1998 attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

               (i) Exhibit 99 - Press Release dated December 23, 1998



               SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             AVANIR PHARMACEUTICALS

Date:  December 23, 1998     By:\s\Gregory P. Hanson
                             -----------------------
                             Gregory P. Hanson
                             Vice President, Finance and Chief Financial Officer